SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

AMENDED JOINT CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2002

3333 Holding Corporation and
Centex Development Company, L.P.
(Exact name of registrants as specified in their charters)

Nevada and Delaware, respectively
(States of incorporation or organization)

1-9624 and 1-9625, respectively (Commission File Numbers)	75-2178860 and 75-2168471, respectively (IRS Employer Identification Nos.)

2728 N. Harwood, Dallas, Texas (Address of principal executive offices)	75201 (Zip code)

(214) 981-6770
(Registrants’ telephone number, including area code)

Not Applicable
(Former name or former address if changed from last report)

     Reference is made to the Joint Current Report on Form 8-K filed by 3333 Holding Corporation and Centex Development Company, L.P. on March 28, 2002 (the “Form 8-K”). Pursuant to Rule 12b-15 of the Securities Exchange Act of 1934, as amended, the Form 8-K is hereby amended and restated to read in its entirety as follows:

Item 4. Changes in Registrant’s Certifying Accountant.

     On March 23, 2002, the audit committee of the board of directors of 3333 Holding Corporation, a Nevada corporation (the “Holding”), approved, for itself and on behalf of its subsidiary, 3333 Development Corporation, a Nevada corporation and general partner of Centex Development, L.P., a Delaware limited partnership (the “Partnership”), the engagement of Ernst & Young LLP (“Ernst & Young”) as the independent auditors for Holding and the Partnership (together, the “Companies”) for the fiscal year ending March 31, 2002, to replace Arthur Andersen LLP (“Arthur Andersen”), who were dismissed as the Companies’ auditors effective immediately. This action followed the audit committee’s decision to seek proposals from independent accountants to audit the Companies’ financial statements.

     Arthur Andersen’s audit reports on the Companies’ financial statements as of and for the two most recent fiscal years, which ended March 31, 2000 and 2001, respectively, did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     During the Companies’ two most recent fiscal years, which ended March 31, 2000 and 2001, respectively, and the subsequent interim period through March 23, 2002:

(i)	there were no disagreements between the Companies and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Arthur Andersen’s satisfaction, would have caused Arthur Andersen to make reference to the subject matter of the disagreement in connection with its reports;

(ii)	none of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred; and

(iii)	the Companies did not consult with Ernst & Young regarding any of the matters or events described in item 304(a)(2)(i) and (ii) of Regulation S-K.

     The Companies provided Arthur Andersen with a copy of the foregoing statements. A letter from Arthur Andersen, dated April 1, 2002, stating its agreement with such statements is attached hereto as Exhibit 16.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit
Number	Description

16.1	Letter of Arthur Andersen LLP regarding change in certifying accountant.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3333 HOLDING CORPORATION

By: /s/ Todd D. Newman
Name: Todd D. Newman
Title: Senior Vice President, Chief Financial Officer and Treasurer
Date: April 1, 2002.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, 3333 Development Corporation, as general partner of, and on behalf of, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized

CENTEX DEVELOPMENT COMPANY, L.P.

By: 3333 Development Corporation, General Partner

By: /s/ Todd D. Newman
Name: Todd D. Newman
Title: Senior Vice President, Chief Financial Officer and Treasurer
Date: April 1, 2002.

EXHIBIT INDEX
3333 HOLDING CORPORATION AND
CENTEX DEVELOPMENT COMPANY, L.P.

Exhibit
Number	Description

16.1	Letter of Arthur Andersen LLP regarding change in certifying accountant.